UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

THE KEYW HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

(Address of principal executive offices) (Zip Code)

(443) 733-1600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 15, 2014, The KEYW Holding Corporation (the “Company”) issued a press release announcing certain preliminary financial results for the second quarter ended June 30, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under this Item 2.02 of this Current Report on Form 8-K including Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2014, the Company filed a Certificate of Correction (the “Certificate of Correction”) of the Articles of Amendment and Restatement of the Company dated October 6, 2010 (the “Amended Articles”) with the Department of Assessments and Taxation of the State of Maryland (“SDAT”) to include a statement, omitted from the Amended Articles, regarding the fact that the board of directors of the Company had advised, and the stockholders of the Company had approved, the Amended Articles as required by law.

The description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On July 15, 2014, the Company issued a press release announcing that it intends to offer, subject to market and other conditions, $125 million aggregate principal amount of new convertible senior notes due 2019 (the “notes”) under the Company’s shelf registration statement filed with the U.S. Securities and Exchange Commission on April 23, 2014. The Company also expects to grant the underwriters a 30-day overallotment option to purchase up to an additional $18.75 million aggregate principal amount of notes on the same terms and conditions. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

3.1	Certificate of Correction
99.1	Press release, dated July 15, 2014, issued by the Company.
99.2	Press release, dated July 15, 2014, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2014	THE KEYW HOLDING CORPORATION

	By:	/s/ Philip L. Calamia
Name: Philip L. Calamia
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Certificate of Correction
99.1	Press release, dated July 15, 2014, issued by the Company.
99.2	Press release, dated July 15, 2014, issued by the Company.